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                                                                    Exhibit 99.2

                         TRANSACTION OPTION AGREEMENT

          THIS TRANSACTION OPTION AGREEMENT (this "Agreement") is entered into
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as of February 19, 2002, by and between Cytyc Corporation, a Delaware corporation ("Parent"), and Digene Corporation, a Delaware corporation (the
              ------
"Company").
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          WHEREAS, concurrently with the execution and delivery of this
Agreement, the Company, Parent and Merger Sub, a Delaware corporation and a newly-formed, wholly-owned direct subsidiary of Parent ("Merger Sub"), are
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entering into an Agreement and Plan of Merger, dated as of the date hereof (the
"Merger Agreement"), which provides, among other things, for a business
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combination between Parent and the Company to be effected by the merger of
Merger Sub with and into the Company upon the terms and subject to the conditions of the Merger Agreement; and

          WHEREAS, as a condition to Parent's willingness to enter into the Merger Agreement, Parent has requested that the Company agree, and the Company has agreed, to grant the Option (as hereinafter defined) to Parent upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and in the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

          SECTION 1. Grant of Option.  The Company hereby grants to Parent an
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irrevocable option (the "Option") to purchase, subject to the terms hereof, up
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to a number of shares (the "Option Shares") of fully paid and nonassessable
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common stock, par value $0.01 per share, of the Company ("Company Common
                                                          --------------
Stock"), equal to 19.9% of the number of shares of Company Common Stock issued
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and outstanding (before giving effect to the exercise of the Option) in accordance with Section 2 of this Agreement at a purchase price per share in cash equal to $28.81 (the "Option Price"). The number and type of Option Shares
                           ------------
and the Option Price are subject to adjustment as set forth herein.

          SECTION 2. Exercise of Option.
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              (a)    Parent may exercise the Option, in whole or in part and
from time to time on or after the Appointment Time if, but only if, after giving effect to the exercise of the Option and as a result of such exercise, the number of shares of the Company Common Stock then owned by Parent and Merger Sub will represent at least 90.1% of the shares of the Company Common Stock then outstanding.

              (b) In the event that Parent desires to exercise the Option, it shall deliver to the Company a written notice (such notice being herein referred to as an "Exercise Notice" and the date of issuance of an Exercise Notice being
          ---------------
herein referred to as the "Notice Date") specifying (i) the total number of
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Option Shares it desires to purchase pursuant to such exercise and (ii) a place and date, not earlier than three (3) business days nor later than ten (10) business days from the Notice Date, for the closing of such purchase (the "Option Closing Date"); provided, that if the closing of the purchase and sale
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pursuant to the Option (the "Option
                             ------
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Closing") cannot be consummated, by reason of any applicable decree, injunction
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or order, the period of time that otherwise would run pursuant to this Section
2(b) shall run instead from the date on which such restriction on consummation has expired or been terminated; and provided further, without limiting the foregoing, that if, in the reasonable opinion of Parent, prior notification to or approval of any regulatory agency is required in connection with such purchase, the Company or Parent, as the case may be, shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed.

          (c) At the Option Closing, Parent shall pay to the Company the aggregate Option Price for the number of shares of Company Common Stock or other securities being purchased pursuant to the exercise of the Option in immediately available funds by wire transfer to a bank account designated by the Company; provided that failure or refusal of the Company to designate such a bank account shall not preclude Parent from exercising the Option; and provided, further, that failure or refusal of the Company to designate such a bank account shall not preclude Parent from exercising the Option by delivering a bank check in the amount of the aggregate Option Price to the Company at the address set forth in the Merger Agreement for the Company no later than Option Closing Date.

          (d) At the Option Closing, simultaneously with the delivery of immediately available funds or bank check as provided in Section 2(c) hereof, the Company shall deliver to Parent a certificate or certificates representing the number of Option Shares purchased by Parent and, if the Option should be exercised in part only, a new agreement substantially similar to this Agreement evidencing the rights of Parent thereof to purchase the balance of the Option Shares purchasable hereunder. If at the time of issuance of any Option Shares pursuant to an exercise of all or part of the Option hereunder, the Company shall have issued any rights or other securities which are attached to or otherwise associated with the Company Common Stock, then each Option Share issued pursuant to such exercise shall also represent such rights or other securities with terms substantially the same as and at least as favorable to Parent as are provided to stockholders generally and, if applicable, under any stockholder rights agreement or similar agreement of the Company then in effect.

          (e) Certificates for Option Shares delivered at an Option Closing hereunder may be endorsed with a restrictive legend that shall read substantially as follows:

     "THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM."

     It is understood and agreed that the reference to the resale restrictions of the Securities Act of 1933, as amended (the "Securities Act"), in the above
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legend shall be removed by delivery of substitute certificate(s) without such reference if Parent shall have delivered to the Company a

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copy of a letter from the staff of the Securities and Exchange Commission (the
"SEC"), or an opinion of counsel reasonably satisfactory to the Company, to the
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effect that such legend is not then required for purposes of the Securities Act.

          (f) Upon the delivery by Parent to the Company of the Exercise Notice, and the tender of the applicable Option Price in immediately available funds or by bank check, Parent shall be deemed to be the holder of record of the Option Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Option Shares shall not then be actually delivered to Parent or the Company shall have failed or refused to designate the bank account described in Section 2(d). The Company shall pay all expenses that may be payable in connection with the preparation, issuance and delivery of stock certificates under this Section 2 in the name of Parent. Parent shall pay all expenses that may be payable in connection with the issuance and delivery of stock certificates or a substitute option agreement in the name of any assignee, transferee or designee of Parent.

     SECTION 3.  Covenants of the Company.  In addition to its other agreements
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and covenants herein, the Company agrees (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Company Common Stock (and other securities of the Company) issuable pursuant to this Agreement so that the Option may be exercised without additional authorization of Company Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Company Common Stock; (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulation or conditions to be observed or performed hereunder by the Company; (iii) promptly to take any and all action as may from time to time be required (including complying with all premerger notification, reporting and waiting requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder) in order to permit Parent to exercise the Option and the Company to duly and effectively issue Option Shares pursuant hereto; and (iv) promptly to take all action provided herein to protect the rights of Parent against dilution in accordance with Section 5 hereof.

     SECTION 4.  Exchange; Replacement.  This Agreement (and the Option granted
                 ---------------------
hereby) are exchangeable, without expense, at the option of Parent, upon presentation and surrender of this Agreement at the principal office of the Company, for other agreements providing for Options of different denominations entitling the holder thereof to purchase, on the same terms and subject to the same conditions as are set forth herein, in the aggregate the same number of shares of Company Common Stock purchasable hereunder. The terms "Agreement" and
                                                                  ---------
"Option" as used herein include any agreements and related options for which
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this Agreement (and the Option granted hereby) may be exchanged.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, the Company will execute and deliver a new Agreement of like tenor and date.

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     SECTION 5.  Adjustments.  The number of shares of Company Common Stock
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purchasable upon the exercise of the Option shall be subject to adjustment from time to time as provided in this Section 5. In the event of any change in, or distributions in respect of, Company Common Stock by reason of stock dividends, splits, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares or other similar transactions, then that which is then purchasable upon exercise hereof shall be appropriately adjusted so that Parent shall receive upon exercise of the Option and payment of the aggregate Option Price hereunder the number and class of shares or other securities or property (including cash) that Parent would have owned or been entitled to receive after the happening of any of the events described above if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable. Whenever the number of shares of Company Common Stock subject to this Option is adjusted pursuant to this Section 5, the Option Price shall be appropriately adjusted in such manner as shall fully preserve the economic benefits provided hereunder and proper provision shall be made in any agreement governing any such transaction to provide for such proper adjustment and the full satisfaction of the Company's obligations hereunder.


     SECTION 6.  Representations and Warranties of the Company.  The Company
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hereby represents and warrants to Parent as follows:

          (a) The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by the Company.

          (b) The Company has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms will have reserved for issuance upon the exercise of the Option, that number of shares of Company Common Stock equal to the maximum number of shares of Company Common Stock at any time and from time to time issuable hereunder, and all such shares of Company Common Stock, upon issuance pursuant hereto, will be duly authorized, validly issued, fully paid, nonassessable, and will be delivered free and clear of all liens and not subject to any preemptive rights.

          (c) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation pursuant to any provisions of the certificate of incorporation or bylaws of the Company or any subsidiary of the Company, or of any loan or credit agreement, note, mortgage, indenture, lease, plan or other agreement, contractual obligation, instrument, permit, concession, franchise or license applicable to the Company or any subsidiary of the Company or their respective properties or assets.

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          (d) No "fair price", "moratorium", "control share acquisition" or other similar anti-takeover statute or regulation enacted under state or federal laws applicable to the Company or any of its subsidiaries will apply to this Agreement or the transactions contemplated hereby. The Company has taken, and will in the future take, all steps necessary to irrevocably exempt the transactions contemplated by this Agreement from any other applicable state takeover law and from any applicable charter provision containing change of control or anti-takeover provisions.

     SECTION 7.   Representations and Warranties of Parent.  Parent hereby
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represents and warrants to the Company as follows:

          (a) Parent has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of Parent and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Parent.

          (b) Parent is entering into this Agreement and is acquiring and/or will acquire the Option Shares for its own account and not with a view to resale or distribution of all or any part of the Option Shares in violation of applicable law.

     SECTION 8.   Assignment.  Neither of the parties hereto may assign any of
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its rights or obligations under this Agreement or the Option created hereunder to any other person without the express written consent of the other party.

     SECTION 9.   Best Efforts.  Each of Parent and the Company will use its
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reasonable best efforts to make all filings with, and to obtain consents of, all third parties and Governmental Entities necessary to the consummation of the transactions contemplated by this Agreement, including without limitation, if applicable, making application to list the shares of Company Common Stock issuable hereunder on the Nasdaq National Market of The Nasdaq Stock Market upon official notice of issuance.

     SECTION 10.  Specific Performance.  The parties hereto acknowledge that
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damages would be an inadequate remedy for a breach of this Agreement by either party hereto and that the obligations of the parties hereto shall be enforceable by either party hereto through injunctive or other equitable relief.

     SECTION 11.  Severability.  If any term or other provision of this
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Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

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     SECTION 12.  Notices.  All notices, claims, demands and other
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communications hereunder shall be deemed to have been duly given or made when delivered in person, by registered or certified mail (postage prepaid, return receipt requested), by overnight courier or by facsimile at the respective addresses of the parties set forth in the Merger Agreement,

     SECTION 13.  Governing Law.  This Agreement shall be governed by and
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construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     SECTION 14.  Counterparts.  This Agreement may be executed in any number of
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counterparts, each of which will be deemed to be an original, but all of which shall constitute one and the same agreement.

     SECTION 15.  Definitions.  Capitalized terms used and not defined herein
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shall have the meanings set forth in the Merger Agreement.

     SECTION 16.  Expenses.  Notwithstanding anything to the contrary in the
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Merger Agreement, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder.

     SECTION 17.  Termination.  This Agreement shall terminate upon the earlier
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of the Effective Time or termination of the Merger Agreement for any reason in accordance with its terms.

     SECTION 18.  Entire Agreement.  Except as otherwise expressly provided
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herein or in the Merger Agreement, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereof, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein. Any provision of this Agreement may be waived only in writing at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

     SECTION 19.  Further Assurances.  In the event of any exercise of the
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Option by Parent, the Company and Parent shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary to the fullest extent permitted by law in order to consummate the transactions provided for by such exercise. Nothing contained in this Agreement shall be deemed to authorize the Company or Parent to breach any provision of the Merger Agreement.

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     IN WITNESS WHEREOF, each of the parties hereto has caused this Transaction
Option Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.



                                        CYTYC CORPORATION



                                        By: /s/ Patrick J. Sullivan
                                            -----------------------
                                        Name:  Patrick J. Sullivan
                                        Title: Chief Executive Officer


                                        DIGENE CORPORATION


                                        By: /s/ Charles M. Fleischman
                                            -------------------------
                                        Name: Charles M. Fleischman
                                        Title:  President